UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2008

Santander BanCorp
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	00115849	660573723
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

207 Ponce de Leon Avenue, San Juan, Puerto Rico		00917
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(787)777-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 28, 2008, Mr. José R. González resigned as President and Chief Executive Officer of Santander BanCorp (the "Company") and Banco Santander Puerto Rico, the Company’s banking subsidiary (the "Bank"), effective immediately. Mr. González will continue to serve as Director of the Company and the Bank. The Company has also retained Mr. González as a consultant pursuant to a one-year consulting services agreement. Under the consulting agreement, Mr. González will receive a monthly fee of $20,000.

(c) On August 28, 2008, the Board of Directors appointed Mr. Juan Moreno, age 43, as President and Chief Executive Officer of the Company. Mr. Moreno also has been appointed Chief Executive Officer of the Bank. Mr. Moreno’s appointment is subject to the approval of his non-immigrant visa petition. The Company expects Mr. Moreno’s visa will be approved within 45 days. Since January 2006, Mr. Moreno has served as Director of Business Development for Banco Santander S.A., America Division. From 1997 to 2005, Mr. Moreno held various positions at Banco Santander México, including General Director for Wholesale and Institutional Banking. Mr. Moreno holds a business administration degree from the University of Houston.

The Board of Directors has not yet determined what compensation will be paid to Mr. Moreno. The Company will file an amendment to this Current Report on Form 8-K when such information is determined or becomes available.

On August 28, 2008, the Board of Directors also appointed Mr. Carlos M. García, age 37, to serve as interim President and Chief Executive Officer of the Company. Mr. García also has been appointed interim Chief Executive Officer of the Bank. These appointments are effective until Mr. Moreno’s non-immigrant visa petition is approved. Mr. García will assume these duties in addition to his current duties as Chief Operating Officer of the Company. Concurrently with Mr. García’s appointment as interim President and Chief Executive Officer of the Company and interim Chief Executive Officer of the Bank, the Board of Directors appointed Mr. García as President and Chief Operating Officer of the Bank. Since 2004, Mr. García has been Senior Executive Vice President and Chief Operating Officer of the Company and the Bank. From 2001 to 2006, Mr. García served as President and Chief Executive Officer of Santander Securities Corporation ("Santander Securities"). He currently serves as a director on the board of directors of several of the Company’s subsidiaries and affiliates, including the Bank, Santander Securities, Santander Asset Management, Santander Insurance Agency, Santander Financial Services, Inc., Island Insurance Corporation, Crefisa, Inc., Universia Puerto Rico, Inc. and Santander Overseas Bank. Mr. García will not receive additional compensation for assuming the additional duties of President and Chief Operating Officer of the Bank.

There were no arrangements or understandings between Messrs. Moreno or García and any other person pursuant to which they were elected to their positions. There are no related party transactions between Messrs. Moreno or García and the Company.

(d) On August 28, 2008, the Board of Directors of the Company elected Mr. Juan Moreno to the Company’s and the Bank’s Board of Directors. Mr. Moreno will serve until the Company’s 2009 annual meeting of shareholders. Mr. Moreno will act as Vice Chairman of the Board of Directors of the Company and the Bank. Background information regarding Mr. Moreno is set forth in item (c) above.

Mr. Moreno is expected to be named to the Investment Committee, ALCO and Special Offered Securities Finance Committee of the Company’s Board of Directors.
There were no arrangements or understandings between Mr. Moreno and any other person pursuant to which he was appointed a director. There are no related party transactions between Mr. Moreno and the Company.

(e) On August 28, 2008, Mr. González, his spouse and the Company entered into an agreement setting forth the terms of Mr. González separation from the Company. Pursuant to the agreement, Mr. González is entitled to severance compensation in a mix of cash payments and property with an aggregate value of approximately $2,350,000. Mr. González and his dependents are also entitled, at the Company’s expense, to health insurance coverage under the Bank’s group health insurance policy until the earlier of August 31, 2011 or the date Mr. González obtains coverage under a different health insurance policy. Under the agreement, Mr. González and his spouse waive any and all claims they may have against the Company, including employment and labor related claims. Mr. González further agrees not to disclose or use information obtained during this employment with the Company and to maintain the confidentiality of the terms of this agreement. This agreement will become effective on September 5, 2008, provided that Mr. González does not revoke, in writing, his consent to the agreement. As of the filing of this Current Report on Form 8-K, Mr. González has not revoked the agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 8.01 Other Events.

On August 28, 2008, the Company issued a press release to announce that, in light of the continuing challenging economic conditions in Puerto Rico and the global capital markets, the Board of Directors has voted to discontinue the payment of the quarterly cash dividend on the Company’s common stock to strengthen the institution’s core capital position. The Company may use a portion of the funds previously paid as dividends to reduce its outstanding debt.

In the press release, the Company also stated that while each of the Company and its banking subsidiary remain above well capitalized ratios, this prudent measure will preserve and continue to reinforce the Company’s capital position.

A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

The following exhibits shall be deemed to be furnished for purpose of the Securities Exchange Act of 1934, as amended.

99.1 Press release dated August 29, 2008

99.2 Press release dated August 29, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santander BanCorp

August 29, 2008	By:	/s/ Rafael S. Bonilla

Name: Rafael S. Bonilla
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 29, 2008
99.2	Press Release dated August 29, 2008